                                                                  EXECUTION COPY

          FIRST AMENDMENT, dated as of February 7, 1997 (this "Amendment"), to
                                                              ------------
the Amended and Restated Credit and Guarantee Agreement, dated as of April 26, 1996 (as amended pursuant to this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among SDW HOLDINGS CORPORATION, a Delaware corporation
-----------------
("Holdings"), S.D. WARREN COMPANY (as successor by merger to SDW Acquisition
------------
Corporation) , a Pennsylvania corporation (the "Borrower"), the several banks,
                                                --------
financial institutions and other entities from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation ("Chase"), as agent for the Lenders thereunder (in such capacity, the "Agent").
     -----

                                  WITNESSETH:
                                  -----------


          WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Lenders are willing to agree to amend the Credit Agreement to the extent and upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:


      SECTION 1. DEFINITIONS

          1.1 Defined Terms. Unless otherwise defined herein, terms defined in
              -------------
              the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.


      SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

          2.1  Amendment of Subsection 1.1 of the Credit Agreement.  Subsection
               ---------------------------------------------------
1.1 of the Credit Agreement is hereby amended by deleting the words "net interest expense of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP" appearing in the definition of "Consolidated Interest Expense" and substituting in lieu thereof the following: "interest expense of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP minus the interest income of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP".

          2.2  Amendment of Subsection 5.1 (a)(i) of the Credit Agreement.
               -----------------------------------------------------------
Subsection 5.1 of the Credit Agreement is hereby amended by deleting the final sentence of paragraph (a)(i) of such subsection and substituting therefor the following new sentence:

    "Except as provided in paragraph (ii) below, all optional prepayments of the Term Loans shall, first, be made on a pro rata basis between the Tranche A Term Loans and Tranche B Term Loans, second, be applied against the scheduled installments of principal, if any, of the Tranche A Term Loans due within six months of the date of such prepayment and against the scheduled installments of principal, if any, of the Tranche B Term Loans due within six months of the date of such prepayment, as the case may be, and third, be applied to the remaining installments of the Tranche A Term Loans and the Tranche B Term Loans, as the case may be, pro rata."

          2.3  Amendment of Subsection 9.1 (c) of the Credit Agreement.
               --------------------------------------------------------
Subsection 9.1(c) of the Credit Agreement is hereby amended by deleting the table appearing in such subsection and substituting therefor the following new table:

              "Test Period                 Interest Coverage Ratio
               -----------                 -----------------------

                  06/28/95 - 12/27/95              1.50 to  1
                  12/28/95 - 01/01/97              1.75 to  1
                  01/02/97 - 07/02/97              1.40 to  1
                  07/03/97 - 12/31/97              1.50 to  1
                  01/01/98 - 12/29/99              1.75 to  1
                  12/30/99 - 12/28/00              2.00 to  1
                  12/29/00 - 01/02/02              2.25 to  1
                  01/03/02 and thereafter          3.00 to  1

          2.4  Amendment of Subsection 9.3(g) of the Credit Agreement.
               ------------------------------------------------------
Subsection 9.3(g) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

    "It is further understood and agreed that if the Indebtedness with respect to the Assumed Financings described in items 3, 4, and 5 of Schedule 9.2(d) is refinanced by Indebtedness permitted under subsection 9.2(d), such refinancing Indebtedness (together with additional Indebtedness of up to S7,000,0000 incurred in connection with such refinancing to finance improvements at the projects and facilities originally financed with such Assumed Financings) may be secured by a Lien on such projects and facilities and such Liens, to the extent they are perfected in such projects and facilities, shall be prior to any Liens in such property securing Indebtedness and other amounts owing under this Agreement and the other Loan Documents;"

    SECTION 3. MISCELLANEOUS

          3.1  Limited Effect.  Except as expressly amended, modified and
               --------------
supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

          3.2  Effectiveness.  This Amendment shall become effective as of the
               -------------
date hereof (the "First Amendment Date") upon receipt by the Agent of a
                  --------------------
counterpart hereof duly executed by Holdings, the Borrower and the Required Lenders.

          3.3  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          3.4  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                    [rest of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SDW HOLDINGS CORPORATION


                              By: /s/ William E. Hewitt
                                  -----------------------------
                                  Title: Vice President

                              S.D. WARREN COMPANY


                              By: /s/ Trevor Larken
                                  -----------------------------
                                  Title: Vice President and CFO


                              THE CHASE MANHATTAN BANK
                              as Agent and as a Lender


                              By: /s/ Helene Santo
                                  -----------------------------
                                  Title: Vice President


                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ illegible
                                  -----------------------------
                                  Title: Duly Authorized

                              BANK OF MONTREAL

                              By: /s/ William R. Grieve
                                  -----------------------------
                                  Title: Managing Director

                              BHT-BANK AKTIENGESELLSCHAFT


                              By: /s/ Linda Pace
                                  -------------------------------
                                  Title: Assistant Vice President


                              CITICORP U.S.A. INC.


                              By: /s/ Allen Fisher
                                  -------------------------------
                                  Title: Vice President


                              DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By:____________________________________
                                  Title:

                              By:____________________________________
                                  Title:


                              MARINE MIDLAND BANK PLC


                              By: /s/ J.B. Lyons
                                  -------------------------------
                                  Title: Senior Vice President


                              SOCIETE GENERALE

                              By: /s/ John M. Stock
                                  -------------------------------
                                  Title: Vice President

                              THE BANK OF NEW YORK


                              By: /s/ David C. Judge
                                  ---------------------------------
                                  Title: Vice President


                              THE BANK OF NOVA SCOTIA

                              By: /s/ illegible
                                  ---------------------------------
                                  Title: Authorized Signatory


                              THE CIT GROUP/BUSINESS CREDIT, INC.

                              By: /s/ illegible
                                  ---------------------------------
                                  Title: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON

                              By: _________________________________


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED

                              By: /s/ Takya Houji
                                  ---------------------------------
                                  Title: Senior Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED
                              NEW YORK BRANCH

                              By:
                                  /s/ illegible
                                  ----------------------------------
                                  Title: Deputy General Manager

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By: /s/ Patricia Loret de Mola
                                  --------------------------------
                                  Title: Senior Vice President


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              By: /s/ Gilles Marchand
                                  --------------------------------
                                  Title: Authorized Signatory


                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              By: /s/ Gilles Marchand
                                  --------------------------------
                                  Title: Authorized Signatory


                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                              By: /s/ Gilles Marchand
                                  --------------------------------
                                  Title: Authorized Signatory


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST


                              By: /s/ Jeffrey Maillet
                                  --------------------------------
                                  Title: Senior Vice President/
                                         Portfolio Manager

                              SENIOR DEBT PORTFOLIO

                              By:  Boston Management and Research, as
                                   Investment Advisor

                                   By:/s/ Scott H. Page
                                      -------------------------------
                                       Title: Vice President

                              THE NORTHWESTERN MUTUAL LIFE
                              INSURANCE COMPANY


                              By: /s/ Illegible
                                  -----------------------------------
                                  Title: Senior Vice President

                              ORIX USA CORPORATION


                              By: /s/ Sheldon T. Ineg
                                  ------------------------------------
                                  Title: Deputy General Manager

                              ARAB BANKING CORPORATION


                              By:_____________________________________
                                  Title:

                              BANK OF SCOTLAND


                              By: /s/ Catherine Oniffrey
                                  ------------------------------------
                                  Title: Vice President

                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA


                              By: /s/ Thomas M. Camborn
                                  ------------------------------------
                                  Title: Vice President

                              THE NIPPON CREDIT BANK, LTD.


                              By: /s/ Yoshida Watanabe
                                  ----------------------------------
                                  Title: Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By: /s/ illegible
                                  -----------------------------------
                                  Title: Vice President


                              CHRISTINA BANK OG KREDITKASSE


                              By: /s/ illegible
                                  -----------------------------------
                                  Title: Vice President

                              By: /s/ Peter M. Dodge
                                  -----------------------------------
                                  Title: First Vice President


                              CORESTATES BANK N.A.


                              By: /s/ illegible
                                  -----------------------------------
                                  Title: Vice President


                              D G BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK


                              By: /s/ Leo Von Reissig
                                  -----------------------------------
                                  Title: Assistant Vice President

                              By: /s/ Karen A. Brinkman
                                  -----------------------------------
                                  Title: Vice President

                              THE FIRST NATIONAL BANK OF MARYLAND


                              By: /s/ illegible
                                  --------------------------------
                                  Title: Vice President


                              FLEET NATIONAL BANK


                              By: /s/ Roger C. Boucher
                                  --------------------------------
                                  Title: Vice President


                              KREDIETBANK N.V.


                              By: /s/ Robert M. Surdam
                                  --------------------------------
                                  Title: Vice President

                              By: /s/ Robert Snauffen
                                  --------------------------------
                                  Title: Vice President


                              THE YASUDA TRUST AND BANKING
                              COMPANY LIMITED


                              By: /s/ Nario Miyashita
                                  --------------------------------
                                  Title: Vice President


                              UNITED STATES NATIONAL BANK OF OREGON


                              By: /s/ Ross Beaton
                                  --------------------------------
                                  Title: Vice President

                                                                              11
                              MEESPIERSON N.V.


                              By: /s/ John O'Connor
                                  -------------------------------
                                  Title: Vice President

                              By: _______________________________
                                  Title:


                              NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE  NEW YORK BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH


                              By: /s/ Stephanie Hoeverman
                                  -------------------------------
                                  Title: Vice President

                              By: /s/ Steven Hunter
                                  -------------------------------
                                  Title: Senior Vice President


                              COBANK, ACB


                              By: /s/ illegible
                                  --------------------------------
                                  Title: Vice President


                              BANK AUSTRIA AKTIENGESELLSCHAFT


                              By: /s/ Frederick W. Hall
                                  --------------------------------
                                  Title: Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY


                              By: /s/ illegible
                                  --------------------------------
                                  Title:

                              IMPERIAL BANK, CALIFORNIA BANKING
                              CORPORATION


                              By: /s/ Margo L. Gravin
                                 ____________________________________
                                  Title: Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 ____________________________________
                                  Title:


                              MELLON BANK, N.A.


                              By: /s/ Rila C. Long
                                 ____________________________________
                                  Title: Vice President


                              NATIONSBANK,  N.A.


                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Senior Vice President


                              THE SANWA BANK, LIMITED


                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Senior Vice President

                              NEW YORK LIFE INSURANCE COMPANY


                              By:
                                 ____________________________________
                                  Title:

                              NEW YORK LIFE INSURANCE AND ANNUITY
                              CORPORATION


                              By:____________________________________
                                  Title:


                              CHL HIGH YIELD LOAN PORTFOLIO
                              (a unit of The Chase Manhattan Bank)


                              By:____________________________________
                                  Title:


                              MERITA BANK LTD.

                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Vice President

                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Vice President

                              WESTDEUTSCBE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH

                              By: /s/ Cynthia Nieson
                                 ____________________________________
                                  Title: Vice President

                              By: /s/ Karen E. Hoplach
                                 ____________________________________
                                  Title: Vice President

                              FALCON 94, LIMITED


                              By: /s/ John C.R. Collis
                                 ____________________________________
                                  Title: Director

                              BANQUE FRANCAISE DU COMMERCE
                              EXTERIEUR

                              By:____________________________________
                                  Title:

                              By:____________________________________
                                  Title:


                              AERIES FINANCE LTD.


                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Director


                              CERES FINANCE LTD.


                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Director


                              STRATA FUNDING LTD.


                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Director

                              By: /s/ Illegible
                                 ____________________________________
                                  Title: Director